UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 19, 2006
Date of Report (Date of earliest event reported)
Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)
770-767-4500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     On January 19, 2006, the registrant, Matria Healthcare, Inc. (“Matria”) completed its acquisition of CorSolutions Medical, Inc., a Delaware corporation (“CorSolutions”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 14, 2005, by and among Matria, Coral Acquisition Corp. (“Merger Sub”), an indirect wholly owned subsidiary of Matria, and CorSolutions. CorSolutions is a leading provider of disease management services to employers, health plans and government-sponsored healthcare programs.
     The CorSolutions acquisition, coupled with our previously announced strategic decision to divest Facet Technologies and our foreign diabetes division, represents another step in the realization of our strategic plan to become a pure play in the disease management industry. In addition, we expect to achieve significant operating efficiencies and cost savings from the acquisition. As discussed below, in connection with the acquisition of CorSolutions, Matria incurred a significant amount of debt through the creation of the New Credit Facilities. As required by the terms of the New Credit Facilities, Matria is required to use the proceeds from the sale of Facet Technologies and its foreign diabetes division to repay a portion of this debt. Accordingly, the Company will allocate a portion of the interest on the New Credit Facilities to these operations held for sale. This allocation of interest is in accordance with Emerging Issues Task Force No. 87-24 Allocation of Interest to Discontinued Operations. Additionally, Matria may use the proceeds from an equity offering or other capital raise to repay a portion of this debt.
     The unaudited pro forma financial statements included in this Amendment No. 1 to Form 8-K do not reflect any operating efficiencies and cost savings that we may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of Matria that would have been reported had the Merger and borrowings under the New Credit Facilities been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of Matria.
     Pursuant to the Merger Agreement, Merger Sub merged with and into CorSolutions (the “Merger”), with CorSolutions continuing as the surviving corporation and as an indirect wholly owned subsidiary of Matria.
     In the Merger, all outstanding capital stock together with options and warrants to purchase capital stock of CorSolutions were converted into the right to receive a pro rata portion of the initial merger consideration, which was approximately $445 million. Of this amount, $20.3 million will be held in escrow (the “Escrow Amount”) for a period of up to 24 months to satisfy any potential indemnification claims, subject to certain limitations, which may be made by Matria under the terms of the Merger Agreement.
     Matria funded the Merger with the proceeds of term loans and revolving credit loans pursuant to a credit agreement with Bank of America, N.A., as administrative agent and collateral agent, as amended, (the “First Lien Credit Facility”), and with the proceeds of a second lien term loan facility pursuant to a term loan agreement, with Bank of America, N.A., as administrative agent and collateral agent, as amended, (the “Second Lien Credit Facility” and, together with the First Lien Credit Facility, the “New Credit Facilities”).
     In accordance with Item 9.01(a) of Form 8-K, the initial report on Form 8-K filed on January 25, 2006, did not include the historical financial statements of CorSolutions or the unaudited pro forma combined financial information of Matria (collectively, the “Financial Information”) but instead contained an undertaking to file the Financial Information with the Securities and Exchange Commission within 71 calendar days after the date the initial report on Form 8-K was required to be filed. This Amendment No. 1 to Form 8-K is being filed for the purpose of satisfying the Registrant’s undertaking to file the Financial Information.
     This Report, including the exhibits filed herewith, contains forward-looking statements. Such statements include, but are not limited to, the success of the Company’s integration of CorSolutions and the expected achievement of operating efficiencies and cost savings related to the acquisition, the Company’s strategic plan to grow its disease management business, statements related to the potential sale of Facet Technologies and the Company’s foreign diabetes operations and the use of the proceeds therefrom, and statements regarding the Company’s plans to repay outstanding indebtedness. These statements are based on current information and belief and are not guarantees of future performance. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include the possibility that continued demand for the Company’s disease management and wellness services will diminish or not continue to grow, failure of the Company’s disease management business to generate growth in revenues and earnings, failure to achieve the revenue expectations for the Company’s newly awarded business, delays or problems in implementation or management of new disease management contracts, failure to expand relationships with pharmaceutical companies or to generate revenues from any such alliances, difficulties in the integration of CorSolutions, failure to achieve operating efficiencies and cost savings anticipated as a result of the CorSolutions acquisition, failure to complete the divestiture of Facet Technologies and the Company’s foreign diabetes operations or to receive anticipated values therefor, developments in the healthcare industry, third-party actions over which Matria does not have control, regulatory requirements applicable to Matria’s business, the Company’s inability to grow profitably through acquisitions and the risk factors detailed from time to time in Matria’s periodic reports and registration statements filed with the Securities and Exchange Commission, including Matria’s Annual Report on Form 10-K for the year ended December 31, 2005. Many of such factors are beyond the Company’s ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

CorSolutions’ audited consolidated financial statements as of December 31, 2005 and 2004 and for the three year period ended December 31, 2005, are filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K and incorporated herein by this reference.

(b)	Pro forma financial information.

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this Amendment No. 1 to Form 8-K and incorporated herein by this reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	CorSolutions’ audited consolidated financial statements as of December 31, 2005 and 2004 and for the three year period ended December 31, 2005.

99.2	Matria’s unaudited pro forma condensed combined balance sheet as of December 31, 2005, and unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2005, giving effect to the Merger as a purchase of CorSolutions by Matria using the purchase method of accounting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.
Dated: March 31, 2006	By:	/s/ Parker H. Petit
Parker H. Petit
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	CorSolutions’ audited consolidated financial statements as of December 31, 2005 and 2004 and for the three year period ended December 31, 2005.

99.2	Matria’s unaudited pro forma condensed combined balance sheet as of December 31, 2005, and unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2005, giving effect to the Merger as a purchase of CorSolutions by Matria using the purchase method of accounting.

6